Exhibit 31.3

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO SECTION 302

OF THE SARBANES-OXLEY ACT OF 2002

I, Adam Metz, certify that:

1.                                       I have reviewed this Amendment No. 2 on Form 10-K/A to the annual report on Form 10-K of General Growth Properties, Inc.; and

2.                                       Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: April 30, 2010

/s/ ADAM METZ
Adam Metz Chief Executive Officer